UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 21, 2018

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02

and 8.01           Results of Operations and Financial Condition and Other Events.

The following consists of Deere & Company’s press release dated November 21, 2018 concerning Fourth Quarter of Fiscal 2018 financial results and supplemental financial information filed as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits.

(d)     Exhibits

(99.1)     Press release and supplemental financial information (Filed herewith)

Items 2.02

and 7.01            Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The attached schedules of Other Financial Information (Exhibit 99.2) and Fourth Quarter 2018 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Deere & Company specifically incorporates the information by reference.

Exhibit Index

Number and Description of Exhibit

(99.1)               Press Release and Supplemental Financial Information (Filed herewith)

(99.2)               Other Financial Information (Furnished herewith)

(99.3)               Fourth Quarter 2018 Earnings Conference Call Information (Furnished herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: November 21, 2018